SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 11, 1998

                                  MedQuist Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   New Jersey                       0-19941                    22-253 1298
-----------------                -------------              -------------------
(State or other                   (Commission                 (IRS Employer
  jurisdiction                    File Number)              Identification No.)
of incorporation)

                5 Greentree Centre, Suite 311, Marlton, NJ 08053
              ----------------------------------------------------
              (address of principal executive offices) (Zip Code)

       Registrants's telephone number, including area code: (609) 596-8877


          (Former name or former address, if changed since last report)

                                Index to Form 8-K


                                                                       Page No.
                                                                       --------

Item 5.      Other Events                                                 1

Item 7(c).   Exhibits                                                     2

             Signature                                                    3

Item 5.  Other Events.

         On May 11, 1998, the registrant announced a 2-for-1 stock split to be effected through the issuance of two shares for every one share of its common stock owned by shareholders as of June 1, 1998, the record date. The stock split will be distributed to shareholders on June 15, 1998.

Item 7(c).   Exhibits.
----------------------
                                                                     Exhibit No.
                                                                     -----------

             Press Release dated May 11, 1998.                           1

             Amendment to Certificate of Incorporation of
               MedQuist Inc.                                             2

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   MedQuist Inc.
                                               --------------------------------
                                                   (Registrant)



Date:  May 13, 1998



                                               --------------------------------
                                               John R. Emery, Vice President &
                                                 Chief Financial Officer


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